SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2003

FIDELITY NATIONAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9396	86-0498599

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Riverside Avenue, Jacksonville, Florida	32204

(Address of Principal Executive Offices)	(Zip Code)

(904) 854-8100

(Registrant’s telephone number, including area code)

17911 Von Karman Avenue, Suite 300, Irvine, California 92614

(Former name or former address, if changed, since last report)

Item 5. Other Events

     On September 19, 2003, J. Thomas Talbot, a member of the board of directors of Fidelity National Financial, Inc. (“FNF”), submitted his resignation from the board, effective immediately, and informed FNF that he did not intend to stand for reelection to the board at FNF’s Annual Meeting of Stockholders, which is scheduled to be held on September 29, 2003. The board does not currently intend to nominate a successor to Mr. Talbot prior to its Annual Meeting of Stockholders. Accordingly, Mr. Talbot’s seat on the board will remain vacant until a successor is elected in accordance with the procedures set forth in the Restated Certificate of Incorporation of FNF.

     The press release issued by FNF with respect to Mr. Talbot’s resignation is attached hereto as Exhibit 99.1 and incorporated into this Item 5 by reference.

Item 7 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 Press Release of Fidelity National Financial, Inc. dated September 22, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.

Dated: September 22, 2003	By:	/s/ Alan L. Stinson

Alan L. Stinson, Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description

Exhibit 99.1—	Press Release of Fidelity National Financial, Inc. dated September 22, 2003